Exhibit 99.1


                   UNITED STATES BANKRUPTCY COURT
              _______________DISTRICT OF_______________

In re:  LaSalle Re Holdings Limited         Case No.               03-12637(MFW)
                                            Reporting Period:      February 2004

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                      Form No.             Attached       Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1                N/A
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (Con't)        N/A
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             N/A
Statement of Operations                                                 MOR-2                Yes
Balance Sheet                                                           MOR-3                Yes
Status of Postpetition Taxes                                            MOR-4                N/A
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                    MOR-4                None
     Listing of aged accounts payable                                                        N/A
Accounts Receivable Reconciliation and Aging                            MOR-5                None
Debtor Questionnaire                                                    MOR-5                N/A
-------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.



/s/ Alan L. Hunte                                             March 22, 2004
-------------------------------------                         -----------------
Signature of Debtor                                           Date


/s/ Alan L. Hunte                                             March 22, 2004
-------------------------------------                         -----------------
Signature of Joint Debtor                                     Date


/s/ Alan L. Hunte                                             March 22, 2004
-------------------------------------                         -----------------
Signature of Authorized Individual*                           Date


Alan L. Hunte
-------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                             LaSalle Re Holdings

      LaSalle Re Holdings Limited                        Case No. 03-12637 (MFW)
                 Debtor                         Reporting Period: February 2004

                             Statement of Operations
                               (Income Statement)

-----------------------------------------------------------------------------------
                                                    Month Ended         Cumulative
REVENUES                                           February 2004     Filing to Date
-----------------------------------------------------------------------------------
Gross Revenues                                    $           --    $            --
-----------------------------------------------------------------------------------
Less: Returns and Allowances                                  --                 --
-----------------------------------------------------------------------------------
Net Revenue                                       $           --    $            --
-----------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------
Beginning Inventory                                           --                 --
-----------------------------------------------------------------------------------
Add: Purchases                                                --                 --
-----------------------------------------------------------------------------------
Add:Cost of Labor                                             --                 --
-----------------------------------------------------------------------------------
Add: Other costs (schedule attached)                          --                 --
-----------------------------------------------------------------------------------
Less: Ending Inventory                                        --                 --
-----------------------------------------------------------------------------------
Cost of Goods Sold                                            --                 --
-----------------------------------------------------------------------------------
Gross Profit                                                  --                 --
-----------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------
Advertising                                                   --                 --
-----------------------------------------------------------------------------------
Auto and Truck Expense                                        --                 --
-----------------------------------------------------------------------------------
Bad Debts                                                     --                 --
-----------------------------------------------------------------------------------
Contributions                                                 --                 --
-----------------------------------------------------------------------------------
Employee Benefits Programs                                    --                 --
-----------------------------------------------------------------------------------
Insider compensation*                                         --                 --
-----------------------------------------------------------------------------------
Insurance                                                     --                 --
-----------------------------------------------------------------------------------
Management Fees/Bonuses                                       --                 --
-----------------------------------------------------------------------------------
Office Expense                                                --                 --
-----------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                --                 --
-----------------------------------------------------------------------------------
Repairs and Maintenance                                       --                 --
-----------------------------------------------------------------------------------
Rent and Lease Expense                                        --                 --
-----------------------------------------------------------------------------------
Salaries/Commissions/Fees                                     --                 --
-----------------------------------------------------------------------------------
Supplies                                                      --                 --
-----------------------------------------------------------------------------------
Taxes-Payroll                                                 --                 --
-----------------------------------------------------------------------------------
Taxes-Real Estate                                             --                 --
-----------------------------------------------------------------------------------
Taxes-Other                                                   --                 --
-----------------------------------------------------------------------------------
Travel and Entertainment                                      --                 --
-----------------------------------------------------------------------------------
Utilities                                                     --                 --
-----------------------------------------------------------------------------------
Other (attach schedule)                                       --                 --
-----------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                  --                 --
-----------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                           --                 --
-----------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses               --                 --
-----------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-----------------------------------------------------------------------------------
Other Income (attach schedule)                          (501,675)        (6,122,596)
-----------------------------------------------------------------------------------
Interest Expense                                              --                 --
-----------------------------------------------------------------------------------
Other Expense (attach schedule)                               --                 --
-----------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items           (501,675)        (6,122,596)
-----------------------------------------------------------------------------------
REORGANIZATION ITEMS
-----------------------------------------------------------------------------------
Professional Fees                                             --                 --
-----------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                   --                 --
-----------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                           --                 --
-----------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                    --                 --
-----------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                             --                 --
-----------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)               --                 --
-----------------------------------------------------------------------------------
Total Reorganization Expenses                                 --                 --
-----------------------------------------------------------------------------------
Income Taxes                                                  --                 --
-----------------------------------------------------------------------------------
Net Profit (Loss)                                       (501,675)        (6,122,596)
-----------------------------------------------------------------------------------

                                                                      FORM MOR-2

                  STATEMENT OF OPERATIONS - continuation sheet

----------------------------------------------------------------------------------
                                              Month Ended         Cumulative
BREAKDOWN OF "OTHER" CATEGORY                February 2004      Filing to Date
----------------------------------------------------------------------------------

Other Costs

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

Other Operational Expenses


Other Income

----------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                        (501,675)         (6,122,596)
----------------------------------------------------------------------------------
Total Other Income                                   (501,675)         (6,122,596)
----------------------------------------------------------------------------------

Other Expenses

----------------------------------------------------------------------------------
                                                           --                  --
----------------------------------------------------------------------------------

Other Reorganization Expenses

----------------------------------------------------------------------------------
                                                           --                  --
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                            La Salle Re Holdings

                         UNITED STATES BANKRUPTCY COURT
                                  DISTRICT OF

      LaSalle Re Holdings Limited                        Case No. 03-12637 (MFW)
                 Debtor                         Reporting Period: February 2004

                                  BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------
                                                                             BOOK VALUE AT END OF         BOOK VALUE ON
                               ASSETS                                      CURRENT REPORTING MONTH        PETITION DATE
------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                           --                        --
------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                               --
------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                   --                        --
------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                            --                        --
------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                 --                        --
------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                            --                        --
------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                      --                        --
------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                      --                        --
------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                             $          --             $          --
------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                              --                        --
------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                     --                        --
------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                    --                        --
------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                      --                        --
------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                    --                        --
------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                               --                        --
------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                       $          --             $          --
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                          --                        --
------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                      34,605,942                49,900,000
------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                  34,605,942             $  49,900,000
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        34,605,942             $  49,900,000
========================================================================================================================


------------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF           BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                              CURRENT REPORTING MONTH         PETITION DATE
------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                            --                        --
------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                         --                        --
------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                               --                        --
------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                               --                        --
------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                            --                        --
------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                   --                        --
------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                           --                        --
------------------------------------------------------------------------------------------------------------------------


                                                                      FORM MOR-2
                                                                          (9/99)

Amounts Due to Insiders*                                                                    --                        --
------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                            --                        --
------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                   $          --             $          --
------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                --                        --
------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                               --                        --
------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                              --                 5,804,000
------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                              --             $   5,804,000
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                $          --                 5,804,000
------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                       95,432,000                95,432,000
------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                         307,914,000               307,914,000
------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                   --                        --
------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                      --                        --
------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                  (358,939,000)             (358,939,000)
------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                   (6,122,596)                       --
------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                       (3,678,462)                 (311,000)
------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                       --                        --
------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                 $  34,605,942             $  44,096,000
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                             $  34,605,942             $  49,900,000
========================================================================================================================

                                                                      FORM MOR-3
                                                                          (9/99)

      LaSalle Re Holdings Limited                        Case No. 03-12637 (MFW)
                 Debtor                         Reporting Period: February 2004

                       BALANCE SHEET - continuation sheet

------------------------------------------------------------------------------------------------------------
                                                                BOOK VALUE AT END OF          BOOK VALUE ON
                               ASSETS                         CURRENT REPORTING MONTH         PETITION DATE
------------------------------------------------------------------------------------------------------------
OTHER ASSETS
Investment in Unconsolidated Subsidiaries                               35,114,316                49,900,000
                                                                     ---------------------------------------
TOTAL OTHER ASSETS                                                   $  35,114,316             $  49,900,000
                                                                     ---------------------------------------

ADJUSTMENT TO OWNER EQUITY
Equity in Subsidiary                                                    (9,482,462)                 (311,000)
Reverse preferred share dividend payable                                 5,804,000                        --
                                                                     ---------------------------------------
TOTAL ADJUSTMENTS TO OWNER EQUITY                                    $  (3,678,462)            $    (311,000)
                                                                     ---------------------------------------

                                                                      FORM MOR-3
                                                                          (9/99)